                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A
                               DATED JUNE 28, 2002

For Policies issued in Maryland, the optional Return of Premium Rider will not be available.

However, in Maryland, the Company will offer an elective Death Benefit Option 3 Rider.

All sections discussing the death benefit options have been amended to include this additional disclosure.

      DEATH BENEFITS

      There are three death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. Under Option 3, the death benefit is the FACE AMOUNT PLUS THE PREMIUM DEATH BENEFIT ACCOUNT at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The No-Lapse Guarantee does not cover the Premium Death Benefit Account. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

      DEATH BENEFIT OPTIONS

      There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

      DEATH BENEFIT OPTION 1

      Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

      DEATH BENEFIT OPTION 2

      Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

      DEATH BENEFIT OPTION 3

      Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

      If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

      If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.
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      CHANGING THE DEATH BENEFIT OPTION

      You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.

      A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

      CHANGE FROM OPTION 1 TO OPTION 2

      The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

      CHANGE FROM OPTION 2 TO OPTION 1

      The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

      CHANGE FROM OPTION 3 TO OPTION 1

      The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

      No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

      FACE AMOUNT CHARGE

      There is a monthly per $1000 Face Amount charge. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

                         DEATH             DEATH
                         BENEFIT           BENEFIT
                         OPTION 1 & 3      OPTION 2
      AGE*/              First Ten         First Ten
      ATTAINED           Policy            Policy
      AGE*               Years             Years
      25 or less         $0.08             $0.04
      35                 $0.11             $0.06
      45                 $0.22             $0.10
      55                 $0.31             $0.17
      65                 $0.60             $0.39
      75                 $0.89             $0.61
      85+                $1.18             $0.83

      *The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.
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COST OF INSURANCE CHARGE

The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

(b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

      (a) is the Face Amount of insurance plus the Premium Death Benefit Account as of the first day of the Policy Month, divided by 1.0024663; and

      (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge
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exceeds the Premium Death Benefit Account. If the death benefit is the Minimum
Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                       SUPPLEMENT DATED NOVEMBER 27, 2002

EPVUL.Supp 11/2002